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                                                                   EXHIBIT 10.30


                               SUBSIDIARY JOINDER

                               September 30, 2000

Foothill Capital Corporation
2450 Colorado Avenue
Suite 3000 West
Santa Monica, California 90404

             Re:    Malibu Entertainment Worldwide, Inc.

Ladies and Gentlemen:

                  Reference hereby is made to that certain Consolidated, Amended and Restated Loan and Security Agreement, dated as of August 22, 1996 (as amended from time to time prior to the date hereof, the "Loan Agreement"), by and among Malibu Entertainment Worldwide, Inc., a Georgia corporation ("MEWI"), certain of its direct and indirect subsidiaries identified on the signature pages thereof (such subsidiaries, together with MEWI, collectively, the "Borrower"), and Foothill Capital Corporation, a California corporation ("Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

                  This Subsidiary Joinder is executed and delivered by the entity identified as the New Subsidiary on the signature page hereof (the "New Subsidiary") in favor of Lender.

                  1. Joinder. The New Subsidiary hereby joins in and agrees to be bound by each and all of the provisions of the Loan Agreement, and any other Loan Document to which Borrower is a party, and, in so doing, hereby becomes a Person composing Borrower. Without limiting the generality of the foregoing, the New Subsidiary, as a Borrower, hereby: (a) grants to Lender, pursuant to Section
4.1 of the Loan Agreement, a continuing security interest in all currently existing and hereafter acquired or arising Personal Property Collateral; and (b) agrees to be bound by each provision in the Loan Agreement as a party thereto, mutatis mutandis.

                  2. Representations and Warranties. The New Subsidiary hereby represents and warrants to Lender that: (a) the execution, delivery, and performance of this Subsidiary Joinder and any other Loan Document to which the New Subsidiary is party are within its corporate powers, have been duly authorized by all necessary corporate action, and do not and will not (i) violate any provision of federal, state, or local law or regulation, the articles of incorporation or by-laws of the New Subsidiary, or any order, judgment, or decree of any court or other governmental authority binding on the New Subsidiary, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation or material lease of the New Subsidiary, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties


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or assets of New Subsidiary or any other Person composing Borrower, other than
Permitted Liens, or (iv) require any approval of MFEC or any approval or consent of any Person under any material contractual obligation of the New Subsidiary, other than those already obtained prior to the effective date hereof; (b) this Subsidiary Joinder and any and all other Loan Documents to which the New Subsidiary is party constitute its legal, valid, and binding obligations, enforceable against the New Subsidiary in accordance with their respective terms; (c) the chief executive office of the New Subsidiary is located at 717 North Harwood, Suite 1650, Dallas, Texas 75201; (d) the FEIN of the New Subsidiary is set forth following the name of the New Subsidiary on the signature page hereof; and (e) each other representation and warranty applicable to the New Subsidiary as a Person composing Borrower under the Loan Documents is and will be true, correct, and complete as of the date hereof.

                  3. Binding Effect. This Subsidiary Joinder is binding upon and enforceable against the New Subsidiary and its successors and assigns. It shall inure to the benefit of and may be enforced by Lender and its successors and assigns.

                  4. Notices. Notices to the New Subsidiary shall be given in the manner set forth in Section 12 of the Loan Agreement.

                  5. Loan Document. This Subsidiary Joinder is a Loan Document.

                  6. Loan Document References. (a) Each reference in the Loan Agreement and the other Loan Documents to "Borrower," "Debtor", or words of like import referring to the Borrower (or any subset thereof) shall include and refer to the undersigned New Subsidiary; and (b) each reference in the Loan Documents to this "Agreement", "hereunder", "herein", "hereof", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement or other Loan Document to which Borrower is party shall mean and refer to such Loan Documents as supplemented by this Subsidiary Joinder.

                  7. Further Assurances. The New Subsidiary and the other Persons composing Borrower shall execute and deliver to Lender all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, mortgages, deeds of trust, assignments, supplements in respect of any of the foregoing, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender may reasonably request, in form and substance satisfactory to Lender, to perfect and continue perfected Lender's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Subsidiary Joinder and the Loan Documents.

                  8. Counterparts. This Subsidiary Joinder may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Subsidiary Joinder by signing any such counterpart. Delivery of an executed counterpart of this Subsidiary Joinder by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Subsidiary Joinder. Any party delivering an executed counterpart of this Subsidiary Joinder by telefacsimile also shall deliver an original executed counterpart of this Subsidiary Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Subsidiary Joinder.

                            [Signature page follows]



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                  IN WITNESS WHEREOF, each of the undersigned has caused this
Subsidiary Joinder to be duly executed and delivered as of the date first above written.

                                NEW SUBSIDIARY:
                                MALIBU CENTERS, INC.,
                                a Delaware corporation,

                                BY:
                                   ---------------------------------------------
                                NAME:
                                     -------------------------------------------

                                FEIN: 75-2713544

Acknowledged and Agreed
as of the date first above written

FOOTHILL CAPITAL CORPORATION,
a California corporation

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

[signature page continues]



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MALIBU ENTERTAINMENT WORLDWIDE, INC., a Georgia corporation
MOUNTASIA FAMILY ENTERTAINMENT CENTERS, INC., a Texas corporation
MOUNTASIA MANAGEMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX CORPORATION, a Delaware corporation
TUCSON MGPC, INC., an Arizona corporation
PUENTE HILLS MGPC, INC., a California corporation
PUENTE HILLS SHOWBOAT MGPC, INC., a California corporation
REDONDO BEACH CASTLE MGPC, INC., a California corporation
REDWOOD CITY CASTLE MGPC, INC., a California corporation
SAN DIEGO MGPC, INC., a California corporation
PORTLAND MGPC, INC., an Oregon corporation
DALLAS CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO CASTLE MGPC, INC., a Texas corporation
SAN ANTONIO MGPC, INC., a Texas corporation
MOUNTASIA DEVELOPMENT COMPANY, a Georgia corporation
MALIBU GRAND PRIX DESIGN & MANUFACTURING, INC., a California corporation MALIBU GRAND PRIX FINANCIAL SERVICES, INC., a California corporation
OFF TRACK MANAGEMENT, INC., a California corporation
MGP SPECIAL, INC., a California corporation
AMUSEMENT MANAGEMENT FLORIDA, INC., a Florida corporation
MALIBU GRAND PRIX CONSULTING, INC., a California corporation
MOUNTASIA -- MEI INTERNATIONAL, INC., a Georgia corporation
MOUNTASIA -- MEI LIMITED COMPANY, INC., a California corporation
MOUNTASIA -- MEI CALIFORNIA, INC., a California corporation
MOUNTASIA -- MEI  INTERNATIONAL, INC., a Georgia corporation, in its capacity as general partner of MOUNTASIA -- MEI
CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership


By:
   -------------------------------------------------
Name:
     -----------------------------------------------
Title:  Responsible officer for each of the
        above referenced Persons composing Borrower



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